UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2006


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                    000-27969               94-3180138
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     (d) Effective February 27, 2006, Emily M. Liggett, the President and Chief Executive Officer of Apexon Inc., was elected to Immersion Corporation's ("Immersion") Board of Directors (the "Board"). Ms. Liggett has also been elected as a member of the Board's Audit Committee and as chairperson of the Nominating/Corporate Governance Committee. Additionally, the Board determined that Ms. Liggett is to serve as a Class III director, and she will stand for election at Immersion's 2008 annual meeting of stockholders.

          Ms. Liggett has served as the President and Chief Executive Officer of Apexon Inc., a provider of supply quality management software solutions for global manufacturing companies, since April 2004. Prior to joining Apexon Inc., Ms. Liggett served as the interim President and Chief Executive Officer of Capstone Turbine Corporation, a producer of low-emission microturbine systems, from November 2002 to August 2003. Ms. Liggett was the Managing Director of Tyco Ventures, the venture capital investment arm of Tyco International, from September 2000 to April 2001. Before serving as Managing Director of Tyco Ventures, Ms. Liggett held a variety of positions in general management, operations, marketing, and sales at Raychem Corporation, which was acquired by Tyco International in 1999. Ms. Liggett holds a BS in Chemical Engineering from Purdue University and a MS in Manufacturing Systems and MBA from Stanford University.

Item 9.01 Financial Statements and Exhibits.

      (d)   Exhibits.

  Exhibit No.                  Description
  -----------                  -----------

      99.1 Press Release dated February 28, 2006 announcing the election of Emily M. Liggett to the Board of Directors of Immersion Corporation.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMMERSION CORPORATION


Date:  February 28, 2006                     By: /s/ Stephen M. Ambler
                                                 ---------------------------
                                                 Stephen M. Ambler
                                                 Chief Financial Officer
                                                 and Vice President, Finance


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                                  EXHIBIT INDEX
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  Exhibit No.                  Description
  -----------                  -----------

      99.1 Press Release dated February 28, 2006 announcing the election of Emily M. Liggett to the Board of Directors of Immersion Corporation.